LEASE AND OPTION AGREEMENT
between
NU STAR EXPLORATION, LLC AND AMERICAN URANIUM CORPORATION

2

SCHEDULE “A” – PROPERTIES AND MINERAL CLAIMS
SCHEDULE “B” – NET SMELTER RETURNS ROYALTY
SCHEDULE “C” – SHAREHOLDER QUESTIONNAIRE

LEASE AND OPTION AGREEMENT

(Mining Claims, State of Arizona)

This LEASE AND OPTION AGREEMENT is made as of September 18, 2008

BETWEEN:

NU STAR EXPLORATION, LLC a limited liability company, having an address at 14418 South 40th Street, Phoenix, Arizona 85044

(“Nu Star”)

AND:

AMERICAN URANIUM CORPORATION, a Nevada corporation, having an office at 600 17th Street, Suite 2800 South, Denver, CO 80202

(“AUC”)

RECITALS:

A.          Nu Star, or its agent, is the legal and beneficial owner of certain mining claims known as ‘Rock’, ‘Big’, ‘Candy’, ‘Rush’ and ‘Wit’ located in the State of Arizona and more particularly described in Schedule “A” (hereinafter referred to as the “Mineral Claims”, or collectively as the “Properties”);

B.          AUC is in the business of uranium exploration;

C.          Nu Star wishes to lease the Mineral Claims to AUC in accordance with the terms of this Agreement; and

D.          Nu Star wishes to grant to AUC an option to purchase Nu Star’s interest in and rights to the Mineral Claims in accordance with the terms of this Agreement.

NOW THEREFORE, in consideration of Ten Dollars, the mutual promises and covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITION AND INTERPRETATION

1.1	Definition and Interpretation

	(a)	“Affiliate” means a company that:

		(i)	is controlled by that party,

		(ii)	is controlled by the same company that controls that party, or

(iii)	controls that party.

(b)	“Agreement” means this Lease and Option Agreement.

(c)	“BLM” means the Bureau of Land Management.

(d)	“Business Day” means a day (other than a Saturday) on which banks are open for business in British Columbia.

(e)

“Commercial Production” means the day on which an aggregate total of 10,000 tons of uranium ore has been shipped from the Purchased Properties for the purpose of earning revenue from the sale of such products.

(f)

“Control” means that the votes carried by the shares held of the controlled company by the controlling company, are sufficient for the controlling company to elect or appoint a majority of the directors of the controlled company.

(g)	“Data” has the meaning set forth in Section 6.5(a).

(h)	“Effective Date” means September 18, 2008.

(i)

“Expenditures” mean property maintenance costs and all costs and expenses incurred by or for the benefit of AUC in all activities conducted on or in respect of the Mineral Claims to advance the exploration and development of the Properties or in furtherance of the discovery, location, delineation or evaluation of any deposit of minerals within the Mineral Claims including, without limitation, aerial and surface reconnaissance, geophysical and geochemical work, and geological mapping; drill-site preparation; road building; land clearing; exploration drilling; trenching; excavation, driving of adits, sinking of shafts and similar underground operations; logging of drill holes and drill core; evaluation of geological, geophysical, geochemical or other exploration data; laboratory work, including without limitation, assay or metallurgical analyses; and reclamation and restoration work on any drill sites as required by any federal, state or local agency. Costs and expenses of all similar work not physically conducted on the Properties shall also constitute Expenditures to the extent that such work is for the purpose of, or in furtherance of, the discovery, location, delineation or evaluation of any deposits of minerals within the Properties.

(j)

“Laws” means with respect to the interpretation of this Agreement, the laws of the Province of British Columbia and the federal laws of Canada apply, and with respect to the Mineral Claims all applicable statutes, rules, codes, regulations, by-laws, or orders enacted, promulgated, implemented, and/or issued by any United States federal, State of Arizona, or local government entity will apply.

(k)	“Lease” means the lease of the Mineral Claims by Nu Star to AUC pursuant to the terms of this Agreement;

(l)

“Lease Payment Date” means the first day of the Initial Term, and should any Lease(s) be renewed, then it shall mean the Renewal Date. If any such date falls on a day that is not a Business Day, the date shall be the next following Business Day.

(m)	“Lease Payments” mean each amount due to Nu Star pursuant to Section 2.2.

(n)	“Lease Term” means the Initial Term or a Renewal Term, as the case may be.

(o)	“Option” means the option of AUC to purchase the Mineral Claims from Nu Star in accordance with the provisions of this Agreement.

(p)	“Option Exercise Date” has the meaning set forth is Section 2.4(c).

(q)

“Option Exercise Period” means the period commencing on the day following the Execution Date, or Renewal Date, as the case may be, and terminating 30 days prior to the end of the Initial Term, or a Renewal Term, as the case may be.

(r)	“Option Notice” means the written notice delivered by AUC to Nu Star 30 days prior to the expiry of a Renewal Term setting out which of the Mineral Claims AUC wishes to purchase.

(s)

“Renewal Date” means the anniversary date of each one year Lease that is renewed by AUC in accordance with this Agreement. For greater certainty, the anniversary date for the Leases shall be September 18.

(t)

“Renewal Notice” means a written notice delivered by AUC to Nu Star on or before 30 days prior to the end of the Initial Term or any Renewal Term, and which shall set out the Mineral Claims to be leased or not to be leased for such renewal term.

(u)	“Renewal Term” means a period of one year for any Lease that is renewed by AUC in accordance with this Agreement.

(v)	“Royalty” means the 4% Net Smelter Returns Royalty payable to Nu Star in accordance with Section 2.4, and further described in Schedule “B”.

(w)	“Shares” means shares of common stock of AUC.

(x)

“Term” means the term of the Lease which will commence on the Effective Date and terminate on the later of the date before the first anniversary of the Effective Date (the “Initial Term”) or, if AUC has delivered to Nu Star a Renewal Notice, the end of any Renewal Term. The Initial Term and any Renewal Term, are collectively referred to as the “Term”.

(y)

“Transfer Date” means the date upon which titles to the Mineral Claims are transferred to AUC, which, unless otherwise agreed upon by the parties, shall occur no later than 30 days after delivery of the Option Notice.

(z)	“$ or Dollars” means US denomination.

ARTICLE 2
LEASE AND OPTION

2.1	Lease

(a)

As of the Effective Date Nu Star leases all of its right, title and interest in and to the Properties to AUC (the “Lease”), together with all appurtenances and water rights incident, if any, to the Mineral Claims and all improvements on the Properties for the Term.

	(b)	Other than the Initial Term, AUC is not obligated to enter into renewals of the Lease for the Properties.

	(c)	During the Term and prior to and until exercise of the Option, AUC, its employees, agents and independent contractors shall have all such rights and privileges of exclusive right and option to:

		(i)	enter the Properties;

		(ii)	have exclusive and quiet possession of the Properties;

		(iii)	do such prospecting, exploration, development or other mining work on the Properties and thereunder as AUC in its sole discretion may consider necessary; and

		(iv)	remove from the Properties and sell or otherwise dispose of uranium ore or yellowcake (U3O8), but only for the purposes of bulk testing and pilot plant operations.

2.2	Renewal

(a)

In the event AUC wishes to renew the Lease for one or more Mineral Claims after the Initial Term, and provided AUC is not in default, AUC will deliver to Nu Star a Renewal Notice, and the Lease will be renewed on the Renewal Date, provided AUC delivers to Nu Star the Consideration and agrees to incur the Expenditures.

(b)

At its sole option, AUC may choose not to renew the Lease for certain Mineral Claims or blocks of Mineral Claims which comprise the Properties. Mineral Claims that AUC wishes not to lease shall be identified in the Renewal Notice and:

		(i)	the description of the Properties and Schedule “A” will be revised accordingly, and

		(ii)	the Renewal Consideration referred to in Section 2.3(b) for the Lease will be reduced by multiplying the Renewal Consideration by a fraction in which

			A.	the numerator is 449 minus the total of all Mineral Claims that AUC has not renewed its right to lease since the Effective Date, and

B.	the denominator is 449.

In the event AUC chooses not to renew its lease of one or more Mineral Claims, AUC will have no further rights or obligations with respect to such Mineral Claims.

(c)

In the event AUC purchases some of the Mineral Claims pursuant to Section 2.4 below, but wishes to continue to lease other Mineral Claims, then the annual lease payments for the Mineral Claims that AUC wishes to lease, will be adjusted in the same manner as set out in Section 2.2(b).

2.3	Consideration

(a)

In consideration of the Lease and the Option, on the Effective Date AUC agrees to pay to NuStar the sum of $119,550 and issue the number of Shares that, based upon their average trading price over a 10 day period immediately preceding the Effective Date are valued at $80,000.

	(b)	In consideration of any Renewal Terms entered into by AUC, AUC agrees to:

(i)

pay to Nu Star the cash payment set out in the column entitled “Cash Payment”, or issue to Nu Star the number of Shares that, based upon their average adjusted close price as quoted by Yahoo! Finance over a 10 day period immediately preceding the Renewal Date, equal in the applicable amount, as set out in the column entitled “Value of Shares of AUC” below, and

		(ii)	pay to the BLM the sum of $56,125 on or before a Renewal Date for renewal fees due for the Mineral Claims.

Renewal Term	Cash Payment	Value of Shares of AUC
1st Renewal Term	US$100,000	US$100,000
2nd Renewal Term	US$125,500	US$125,500
3rd Renewal Term	US$150,500	US$150,500
4th Renewal Term and all Subsequent Renewal Terms	An amount equivalent to the previous Lease Renewal Term plus $25,000	An amount equivalent to the previous Lease Renewal Term plus $25,000

The consideration paid or transferred to Nu Star pursuant to Sections 2.3(b)(i) and 2.3(b)(ii) are hereinafter referred to as the “Renewal Consideration”.

2.4	Option to Purchase

(a)

Nu Star hereby grants to AUC the sole and exclusive option to purchase Nu Star’s right, title and interest in all or some of the Mineral Claims (“Option”), together with all appurtenances, water rights, and improvements incident thereon, free and clear of all liens and encumbrances (save such exceptions, including overlaps of property and claims having priority in law to the rights of Nu Star and either referred to in Sections 4.2, 4.3, 8.1(c), or described in Schedule “A”).

(b)	The Option may only be exercised by AUC during an Option Exercise Period.

(c)

At any time after the Execution Date and provided AUC is not in default of any of its obligations under this Agreement, AUC may notify Nu Star of its intention to exercise the Option. Such notification will be in writing and will include a description of the Mineral Claims AUC wishes to purchase (the “Option Notice Date”).

(d)

The purchase price for the Mineral Claims pursuant to the Option will be twice the value of the Renewal Consideration that would otherwise be payable or transferrable to Nu Star if AUC had leased the Mineral Claims in the year following the year in which AUC delivered the Option Notice, as adjusted pursuant to Section 2.3(b).

[For example, if AUC notified Nu Star during the 1st Lease Renewal Term that it wished to purchase all of the Mineral Claims, then the purchase price would be (a) $251,000 which is 2 times $125,500, or (b) the number of common shares of AUC that, based upon their average trading price over a 10 day period immediately preceding transfer date are valued at $251,000, at AUC’s option. If AUC notified Nu Star during the 1st Lease Renewal Term that it wished to purchase 250 of the Mineral Claims, then the purchase price would be (a) $139,755.01 which is $251,000 times 250/449, or (b) the number of common shares of AUC that, based upon their average trading price over a 10 day period immediately preceding transfer date are valued at $139,755.01, at AUC’s option.]

(e)

Subject to Section 2.4(f), if AUC sells or otherwise disposes of minerals mined and removed from the Properties that AUC has purchased pursuant to this Section 0 (the “Purchased Properties”), Nu Star hereby retains and reserves, and AUC hereby grants and agrees to pay to Nu Star, in further consideration for the sale of the Purchased Properties, a 4% Net Smelter Returns royalty (the “Royalty”) on all yellowcake (U3O8) produced from uranium ore mined or recovered from the Purchased Properties once Commercial Production has been achieved.

(f)

At AUC’s option, for each breccia pipe of uranium mineralization located on one or more Mineral Claims within 1 claim block referred to in the description of the Purchased Properties (a “PIPE”), AUC may purchase Nu Star’s right to the Royalty on all the yellowcake (U3O8) produced from uranium ore mined or recovered from such Pipe, for the sum of $1,000,000.

(g)	The Option will terminate and AUC will have no further interest in the Properties under the following conditions:

	(i)	on the last day of any existing Term, in the event

		A.	AUC has provided written notice to Nu Star that it wishes to terminate this Agreement and relinquish its option to purchase the Properties, or

B.

AUC has failed to provide the required notice to renew the Lease in accordance with the time required pursuant to Section 2.2(a), and such failure was not otherwise excused in accordance with this Agreement; or

(ii)	on such day that AUC informs Nu Star that it wishes to relinquish its option to purchase the Properties.

2.5	AUC Covenants

During the Term, AUC covenants to use commercially reasonable efforts to:

(a) obtain all work permits, environmental approvals, and insurance required to carry out the Expenditures on the Properties;

(b) maintain the Mineral Claims and Nu Star’s rights with respect thereto in good standing;

(c)

ensure that all third party consultants, equipment and materials suppliers, and independent contractors that AUC contracts to provide services and materials for or on behalf of the Properties are paid in full (subject to any holdbacks AUC may lawfully make);

(d)

report all progress, findings, reports, technical data and any other matter related to the Mineral Claims to Nu Star within ninety (90) days after the end of the Initial Term and each Renewal Term; and

(e)

act in accordance with good mining practices, in compliance with all applicable Laws and in accordance with the care and skill normally expected by someone conducting and managing exploration, development and mining activities on behalf of legal or beneficial owners of the Properties.

2.6	Title Documents

Nu Star shall provide AUC with the recording information with respect to the deeds, easements, or other documents known to Nu Star which bear upon title to the Mineral Claims, and shall provide AUC with copies of all such documents in Nu Star’s possession or control. Nu Star shall, upon AUC’s request, record any such document in Nu Star’s possession or control which has not been recorded. Nu Star shall provide AUC with copies of all documents filed with the BLM or county subsequent to the Effective Date, provided that Nu Star shall not file any document that impairs Nu Star’s title to the Mineral Claims without AUC’s prior written consent. No later than ten (10) days prior to the Effective Date, Nu Star and AUC shall prepare an inventory of all title documents provided to AUC. If during the Term, AUC prepares and records any documents concerning title to the Mineral Claims, AUC shall provide Nu Star with copies thereof in advance of filing such documents of record, or if it is not possible to provide such documents in advance, then as soon thereafter as possible.

2.7	AUC’s Right to Terminate Agreement

AUC has no obligation to exercise the Option, except at its sole and independent discretion. AUC shall have the unrestricted right at any time to terminate this Agreement without liability or obligation of any kind except for making such payments and issuing such shares as may have previously accrued, and satisfying all obligations under Sections 2.5, 4.1, and 5.1. Unless a termination results from the default of Nu Star, all cash payments made and/or Shares issued prior to the time of termination shall be non-refundable.

ARTICLE 3
SHARES

3.1	Shares

(a)

The Shares shall be subject to resale restrictions which are required to be imposed on the Shares issued to Nu Star hereunder, pursuant to applicable securities laws, including the rules and policies of any stock exchange or quotation service upon which AUC may be listed or quoted at the time and any applicable resale restrictions imposed by the U.S. Securities and Exchange Commission or under state securities laws.

(b)

Prior to the issuance of the Shares to Nu Star pursuant to this Agreement, Nu Star shall deliver to AUC a completed and executed “Prospective Investor Questionnaire” (“Questionnaire”) in the form attached hereto as Schedule B in connection with the issuance of such Shares and agrees to AUC filing certain personal information about Nu Star with any stock exchange or quotation service upon which AUC may be listed at the time and applicable securities regulators as required by applicable securities laws and policies and the rules and policies of any such exchange.

ARTICLE 4
PROTECTION OF PROPERTIES

4.1	Property Maintenance

	(a)	During the Term, AUC shall:

		(i)	pay all taxes levied or assessed against the Mineral Claims; and

(ii)

pay all applicable fees and perform all work requirements for the unpatented mining claims included in the Properties and file and/or record in the applicable office(s) all evidence of such payments or work as is required by Law (“Property Maintenance Costs”) prior to the date such obligations become due.

(b)

AUC shall provide Nu Star evidence of payment and performance of the Property Maintenance Costs as incurred and paid. Property Maintenance Costs, excluding any Mineral Claims renewal fees referred to in Section 2.3(b)(ii), shall be included in the Expenditures.

(c)

Upon abandonment of the Properties, or termination by AUC of this Agreement, AUC shall remain liable for any Property Maintenance Costs that are required to keep the Mineral Claims in good standing and which are due and payable within thirty (30) days or less following the date of abandonment or termination.

4.2	Amendments, Relocations and Patents

During the Term AUC shall have the right (but not the obligation) acting in good faith and in a prudent manner to amend or relocate any or all of the unpatented mining claims included in the Properties, to locate placer claims on ground theretofore covered by lode claims and vice versa, to locate mill sites on ground theretofore covered by mining claims and vice versa, and to locate any fractions existing on the Effective Date or resulting from the location, amendment, or relocation of mining claims or mill sites. All such locations, amendments, or relocations shall be made in the name of Nu Star. All expenses authorized by AUC in connection with the locating, amending, or relocating mining claims or mill sites shall be borne by AUC and shall constitute Expenditures for purposes of AUC’s Work Commitment. The rights of AUC under this Agreement shall extend to all such locations, amended locations, and relocations of the mining claims and mill sites, and the definition of Mineral Claims and Properties shall be amended or extended accordingly. At the request of Nu Star, AUC shall execute and record any documents necessary to clarify and confirm the interests of Nu Star in the new, amended or relocated mining or mill site claims.

4.3	Change in Federal Mining Law

If the United States establishes a leasing system or other system of tenure for lands or minerals now subject to location under the mining laws, and if the new system gives Nu Star an election to acquire rights under the new system in exchange for or in modification of Nu Star’s existing rights for the Mineral Claims upon prior written consent of Nu Star, AUC may make the election in the name or Nu Star with respect to any or all of the unpatented claims included in the Properties. Thereafter, during the term of this Agreement AUC shall pay all royalties, rentals, bonuses, fees, and other amounts required by the new system, but AUC shall be entitled to credit all such payments as Expenditures.

4.4	Covenants by Nu Star

During the Term, unless AUC has previously otherwise consented to in writing, Nu Star shall not sell, lease, dispose or encumber in any way any of its interest in the Properties except to AUC in accordance with this Agreement.

ARTICLE 5
WORK COMMITMENT

5.1	Work Commitment

(a)

During the Initial term and each Renewal Term thereafter, AUC shall make the Expenditures on or for the benefit of the Properties in the amounts set forth below, but in no event less than the minimal amount necessary to maintain and preserve each and all of the unpatented Mineral Claims included within the Properties under all applicable Laws (the “Work Commitment”). Work Commitment activities undertaken on the Properties shall be undertaken in a manner consistent with best industry practises for exploration and reclamation activities for breccia pipe uranium deposits.

Lease Period	Total amount of Expenditures required to be incurred on or for the benefit of the Properties
September 18, 2008 through September 17, 2009 [Initial Term]	NIL
September 18, 2009 through September 17, 2010 [1st Renewal Term]	US$250,000
September 18, 2010 through September 17, 2011 [2nd Renewal Term]	US$400,000
September 18, 2011 through September 17, 2012 [3rd Renewal Term]	US$400,000
All subsequent lease renewal Terms	US$400,000

5.2	Reporting and Audits

AUC shall furnish to Nu Star within forty-five (45) days following the end of each Lease Term, a report itemizing and detailing all Expenditures incurred by or for the benefit of AUC and deemed by AUC to qualify as such for the purposes of this Agreement. Nu Star shall be conclusively deemed to have accepted AUC’s determination that such Expenditures satisfy the terms and conditions of this Agreement unless Nu Star shall have made written exception within thirty (30) days after receipt by Nu Star of AUC’s statement of Expenditures.

ARTICLE 6
OPERATIONS DURING TERM

6.1	Operations

(a)

AUC shall conduct all operations on the Properties during the Term (“Operations”) in a good and workmanlike manner and in accordance with accepted mining practice and all Laws, including, but not limited to, all Laws regarding reclamation of the Mineral Claims. Without in any manner limiting the generality of the foregoing, AUC shall post and provide all and any mined land reclamation performance bonds required in order to commence Operations upon the Properties. All decisions with respect to exploration and development of the Properties, including all decisions regarding the commencement, suspension, resumption, or termination of any Operations, shall be made by AUC in its sole discretion.

(b)

AUC hereby agrees to indemnify and hold Nu Star harmless from and against any cost, damage, claim, penalty, fine, liability or expense (including reasonable attorney's fees) incurred by or claimed against Nu Star, directly or indirectly, (i) as a result of AUC's use or occupancy of or Operation on the Properties, (ii) by reason of any failure of AUC, or its partners, officers, agents or employees, to perform its obligations under this Agreement, or (iii) otherwise as a result of AUC’s fault or negligence.

(c)

Nu Star hereby agrees to indemnify and hold AUC harmless from and against any cost, damage, claim, penalty, fine, liability or expense (including reasonable attorney's fees) incurred by or claimed against AUC, directly or indirectly, (i) as a result of the exercise of Nu Star’s rights with respect to the Mineral Claims either before or after the Effective Date, (ii) by reason of any failure of Nu Star, or its partners, officers, agents or employees, to perform its obligations under this Agreement, or (iii) otherwise as a result of Nu Star’s fault or negligence.

6.2	No Implied Covenants

No covenants or conditions relating to the exploration, development, mining, or related operations on or in connection with the Properties, or the timing thereof, shall be implied.

6.3	Protection From Liens and Damages

AUC shall keep the Properties free of liens for labor performed, materials, equipment or merchandise furnished for use in the Properties under this Agreement.

6.4	Inspection

(a)

Nu Star, or Nu Star’s authorized representative, at its sole risk and expense, may enter on the Properties at any reasonable time for the purpose of inspection, but shall enter at Nu Star’s own risk and so as not to hinder unreasonably the operations of AUC.

(b)

Nu Star or Nu Star’s authorized representative may, at any reasonable time and at its sole expense, inspect any records pertinent and necessary for the purpose of substantiating the compliance of AUC with the provisions of this Agreement.

6.5	Data

(a)

Prior to, or as soon as practicable following the Effective Date, Nu Star shall deliver to AUC all drill core, all geological, geophysical, and engineering data and maps, logs of drill holes, results of assaying and sampling, and similar data concerning the Properties (or copies thereof) (“Data”) which are in Nu Star’s possession or control. Promptly thereafter, Nu Star and AUC shall prepare an inventory of all Data delivered to AUC by Nu Star.

(b)

Upon the expiration, surrender or other termination of this Agreement (except by exercise of the Option), AUC shall, within sixty (60) days after such termination, (i) return to Nu Star all drill core and original data delivered by Nu Star to AUC which are then in AUC’s possession or control, and (ii) make available for inspection and copying by Nu Star all factual geological and geophysical data and maps (not including interpretive data), logs of drill holes, and results of assaying and sampling pertaining the Mineral Claims which AUC has produced and/or obtained as a result of its exploration work under this Agreement and which are then in AUC’s possession or control. Upon Nu Star’s request made within sixty (60) days after termination of this Agreement (except by exercise of the Option), AUC shall, at Nu Star’s expense, provide Nu Star with the drill cores designated by Nu Star.

(c) Neither party makes any representation or warranty as to the accuracy or interpretation of any such Data provided to the other party pursuant to this Agreement, and shall not be liable on account of any use by the other party or any other person of any such data or information. AUC shall not be liable for the loss or destruction of any drill cores or drill core samples.

6.6	Confidentiality

Provided that this Agreement remains in force and AUC has not exercised the Option, all information obtained by Nu Star or Nu Star’s authorized representatives from AUC arising out of AUC’s activities on the Properties pursuant to this Agreement shall be kept strictly confidential by Nu Star and shall not be released to any third person except upon the prior written consent of AUC or as required by any applicable Laws

6.7	Insurance

On the Effective Date, or as soon thereafter as practicable and prior to commencing any operations, AUC shall provide at its own expense and will keep in force during the term of this Agreement, a policy or policies of comprehensive general liability insurance from a reputable insurance company qualified to do business in the State of Arizona with minimum limits of not less than $1,000,000 for injury to one person and not less than $2,000,000 for injury to more than one person in any one accident and not less than $500,000 for property damage. These policies shall name Nu Star as an additional insured. AUC shall deposit with Nu Star a certificate of insurance showing the limits of liability together with an agreement by the carrier to give Nu Star thirty (30) days notice before cancelling or substantially modifying the policy.

ARTICLE 7
DEFAULT, TERMINATION AND SURRENDER

7.1	Default

(a)

If either party (the “Notifying Party”) believes the other party (the “Notified Party”) is in breach of this Agreement, it shall notify the other party and give it the opportunity, as set forth in this subsection, to cure such breach. If the Notified Party does not:

		(i)	cure such breach within thirty (30) days of the Notified Party’s actual receipt of said notice,

(ii)

as to breaches that can be cured but cannot be cured within thirty (30) days of the Notified Party’s actual receipt of said notice using reasonable diligence, commence (and notify the Notifying Party of its commencement) to cure such breach within thirty (30) days after its actual receipt of notice and thereafter diligently pursue all steps necessary to cure the breach as expeditiously as is reasonable under the circumstances and thereafter cure the breach,

(iii)

as to breaches that due to their nature cannot be cured, commence (and notify the Notifying Party of its commencement) within thirty (30) days after actual receipt of notice to diligently pursue all steps necessary to mitigate such breach to the extent reasonably possible as expeditiously as is reasonable under the circumstances and promptly take such actions as are reasonably designed to prevent such breach from recurring, or

(iv)

notify the Notifying Party within thirty (30) days of its actual receipt of notice from the Notifying Party that it disputes that there has been a breach and institute an action in a court of competent jurisdiction contesting the alleged breach within ten days after it so notifies the Notifying Party;

and if such breach is determined to be of a material nature, then, subject to the other provisions of this Section, the Notifying Party may terminate this Lease upon thirty (30) days notice to the Notified Party.

(b)

Unless otherwise expressly provided herein, termination of this Lease under this Section shall be without prejudice to any other rights or remedies to which the parties may be entitled, including the right to Damages.

7.2	Termination and Surrender

	(a)	This Agreement:

		(i)	shall terminate automatically upon termination of the Lease, unless renewed by AUC in accordance with this Agreement;

		(ii)	may be terminated by written notice of the non-defaulting party in the event that the other party is in default pursuant to Section 7.1;

		(iii)	may be terminated by mutual agreement of the parties; and

		(iv)	shall terminate automatically on the Transfer Date in the event AUC exercises the Option, and then only with respect to the purchased Mineral Claims.

(b)

Upon termination of this Agreement, by default or otherwise, all rights, liabilities, and obligations of AUC under this Agreement shall terminate, except as expressly provided herein. For the avoidance of doubt, termination of this Agreement shall not terminate any obligations of AUC to pay any amounts which become due under the Royalty, in the event AUC exercises the Option.

(c)

In the event of any controversy, the parties may, by mutual agreement, continue operations under this Agreement and AUC shall make the payments provided for in this Agreement notwithstanding the existence of the controversy. Upon the resolution of the controversy, such payments or restitutions shall be made as required by the terms of the decision of the mediator or arbitrator, or otherwise.

7.3	Removal of Equipment

Except where termination is effected by the exercise of the Option, for a period of six (6) months after the termination of this Agreement, AUC shall have the right (but not the obligation) to remove from the Properties structures, equipment, personal property, and fixtures owned by AUC or erected or placed on or in the Properties by AUC. AUC may keep one or more watchmen on the Properties during the above-mentioned period. The foregoing shall not relieve AUC from any of its obligations to remove structures, equipment, personal property or fixtures mandated under any reclamation requirements.

ARTICLE 8
REPRESENTATIONS AND WARRANTIES

8.1	Nu Star’s Representations and Warranties

Nu Star represents and warrants to AUC as follows.

(a)

Nu Star has full power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby except where regulatory approval is required. Nu Star has obtained all authorizations for the execution, delivery and performance of this Agreement and such execution, delivery and performance and the consummation of the transactions herein contemplated will not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements contained in or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its organizational documents or any members’ or managers’ resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable Law.

(b)

Nu Star, or its agent, is the registered and/or beneficial owner of an undivided one hundred percent (100%) interest in and to the Mineral Claims or has full authority on behalf of the registered and beneficial owners to enter into this Agreement, subject only to the paramount rights of the United States, as to the unpatented mining claims.

(c)

except as set out in Schedule “A”, Nu Star, or its agent, owns good and defensible title to the Mineral Claims as reflected in the public records maintained by (i) the recorder’s offices of Mohave County and Coconino County, Arizona, and (ii) the Arizona State office of the Bureau of Land Management. Subject to the paramount title of the United States, rights previously granted by the United States to third parties, and the rights of third parties to use the surface of the Mineral Claims pursuant to applicable Laws, Nu Star owns the Properties free and clear of any encumbrances, and each of the Mineral Claims that is part of the Properties has been properly located and properly maintained in full compliance with all applicable Laws, all to the extent necessary to have an unpatented mining claim that is recognized as valid under all applicable Laws including the following: (i) the Mineral Claims were properly laid out and monumented; (ii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iii) assessment work which was performed in accordance with industry standards and which was reasonably sufficient to hold the Mineral Claims has been performed and all governmental fees have been paid in a manner required by Law in order to maintain the Mineral Claims through the current assessment year; and (iv) all affidavits of assessment work, evidence of payment of governmental fees, and other filings required to maintain the Mineral Claims in good standing through the current assessment year have been properly and timely recorded or filed with appropriate governmental agencies.

(d)	There are no adverse claims or challenges against or to the ownership of or title to the Properties or any portion thereof, nor is there any basis therefore.

(e)	The Properties are properly and accurately described in Schedule A hereto and are in good standing under the Laws.

(f)	The Properties are in compliance in all material respects with all applicable Laws.

(g)	Except as contemplated hereby, there are no outstanding agreements or options to acquire or purchase the Properties or any portion thereof or interest therein.

(h)	Nu Star represents that except for the Royalty, no person has any royalty or other interest whatsoever in production or profits from the Properties or any portion thereof.

(i)

Nu Star individually represents that no surface activities have been conducted by Nu Star on the Properties that have resulted in non-reclaimed surface disturbances subject to reclamation and rehabilitation obligations and that such surface activities, if any, have been properly completed in compliance with all applicable Laws, other than the activities conducted under exploration permits for which reclamation bonding remains in place.

(j)

There is no contract, option or any other right of another binding upon Nu Star to option, sell, transfer, assign, pledge, charge, mortgage, explore or in any other way option, dispose of or encumber all or part of the Properties or any portion thereof or interest therein other than pursuant to the provisions this Agreement.

(k)

There are no suits, actions, or other legal, administrative, arbitration, mediation, or other proceedings (“Proceeding”) to which it is a party or by which it would be bound, and it knows of no basis for and has not received any threat of assertion of any Proceeding against it or against any third party that could affect Nu Star’s compliance with the terms of this Agreement. If any Proceeding is threatened or commenced with respect to the Properties, it shall promptly notify AUC.

(l)

It is acquiring the securities solely for its own account for investment and not with a view to or for sale or distribution of the securities or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the 1933 Act, and applicable state securities or “blue sky” laws, or pursuant to an exemption therefrom.

(m)

The entire legal and beneficial interest of the securities that it is purchasing is being purchased for, and will be held for its account only, and neither in whole nor in part for any other person or entity.

(n)	It is not resident in British Columbia, Canada.

8.2	Nu Star’s Acknowledgements

Nu Star acknowledges and agrees that:

(a)

It is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(b)

It has access to and has reviewed the public filings of the Company available on EDGAR at www.sec.com, and has received all information that it deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Shares (the “Disclosure Documents”).

(c)	No securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares.

(d)	There is no government or other insurance covering the Shares.

(e)	There are risks associated with the purchase of the Shares.

(f)	There are restrictions on its ability to resell the Shares and it is its responsibility to find out what those restrictions are and to comply with them before selling the Shares.

(g)

Nu Star has not received or been provided with a prospectus, offering memorandum or similar document and the decision to enter into the Agreement and to purchase the Shares has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of AUC or any other person except as set forth in the Disclosure Documents and Nu Star’s decision is based entirely upon publicly available information concerning the AUC.

(h)

If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, Nu Star will execute, deliver, file and otherwise assist AUC in filing, such reports, undertakings and other documents with respect to the issue of Nu Star’s Shares as may be required.

(i)	The Shares are being issued to Nu Star as consideration for the acquisition by AUC or its wholly owned subsidiary AUC Exploration Utah Inc., or both of them of Properties or any interest in them.

8.3	Indemnity

Nu Star shall protect, defend, indemnify, and hold harmless AUC and its directors, officers, other employees, and agents from and with respect to any and all rights, claims, demands, and Proceedings, of any and every nature that are threatened, asserted or instituted against a party, regardless of whether arising from injury, death, tort, breach of contract, violation of Laws, or otherwise, and regardless of whether a party believes such right, claim, demand, cause of action, or Proceeding is justified

(collectively, “Claims”), and injuries, deaths, damages, and obligations of any and every nature resulting from or that gave rise to any Claims, including liabilities, losses, costs (including, where applicable, costs of cleanup and required studies), penalties (civil or criminal) expenses, judgments, fines, settlements, interest, reasonable attorney’s fees, and other related expenses of any nature (collectively, “Damages”) resulting from a breach of its warranties, representations, or covenants.

8.4	AUC’s Representations and Warranties

AUC represents and warrants to Nu Star as follows.

(a)	It is a company duly incorporated and validly subsisting and is in good standing under the laws of the jurisdiction of its incorporation.

(b)	It has full power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby except where regulatory approval is required.

(c)

It has duly obtained all corporate authorizations for the execution, delivery and performance of this Agreement and such execution, delivery and performance and the consummation of the transactions herein contemplated will not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements contained in or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its constituting documents or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable Law.

8.5	Application

The representations and warranties of the parties shall be true on the Effective Date and if either party learns that any of its representations or warranties cease to be true, they shall immediately notify the other party.

ARTICLE 9
ASSIGNMENTS

9.1	Transfers by AUC

	(a)	AUC shall have the right to sell, option or joint venture its interest in this Agreement and the Properties prior to exercise of the Option:

		(i)	only upon prior written approval of Nu Star, such approval not to be unreasonably withheld,

		(ii)	provided that such transaction shall not relieve AUC of any obligations and liabilities under this Agreement, and

(iii)

provided that each purchaser, optionee or joint venturer prior to the effective date of any sale, option or joint venture shall agree in writing to be bound by the terms and conditions of this Agreement, including specifically the terms to pay the Royalty.

(b)

In no event shall AUC, by reason of any assignment or transfer of its rights hereunder, be relieved of the liability to issue to Nu Star any Shares AUC is or becomes obligations to issue to Nu Star, except upon the written consent of Nu Star agreeing to the acceptance of a cash equivalent, or shares of another entity.

9.2	Transfer by Nu Star

(a)

Nu Star shall not assign or transfer any rights in and to the Cash Payments or the Shares, except (i) with the prior written consent of AUC, which consent shall not be unreasonably withheld, or (ii) by operation of law in the event of an individual’s death, bankruptcy or a corporate reorganization. In the event of a permitted transfer, each legal transferee shall (i) provide AUC, in respect of an assignment or transfer of rights to receive Shares and in respect of an assignment or transfer of rights to receive the Cash Payment, with certified copies of all applicable legal documentation evidencing transfer by operation of law; (ii) ratify this Agreement, and, (iii) with respect to the Shares, execute and deliver to AUC a Questionnaire in the form set out in Schedule B prior to receiving any distribution of Shares. No change in ownership shall be binding on AUC until thirty (30) days after AUC has received copies of the instruments and documents required herein evidencing the change. Except as set forth herein, AUC shall have no obligation to recognize any claims to the Cash Payments or the Shares.

(b)

Except as expressly agreed in writing by AUC, no change or division in the ownership of the Properties or the right to receive the Cash Payments or issuance of the Shares shall enlarge the obligations or diminish the rights of AUC.

9.3	Affiliates

Notwithstanding Sections 9.1 and 9.2, any party may assign all or part of its interest or obligations contemplated in this Agreement to its Affiliate, without the express approval of the other party. In the event of a transfer to an Affiliate, the legal transferee shall:

(i)

provide AUC, in respect of an assignment or transfer of rights to receive Shares and in respect of an assignment or transfer of rights to receive the cash payment, with certified copies of all applicable legal documentation evidencing transfer by operation of law;

(ii)	ratify this Agreement, and,

(iii)	with respect to the Shares, execute and deliver to AUC a Questionnaire prior to receiving any distribution of Shares.

No change in ownership shall be binding on AUC until thirty (30) days after AUC has received copies of the instruments and documents required herein evidencing the change. Except as set forth herein, AUC shall have no obligation to recognize any claims to the Cash Payments or the Shares.

ARTICLE 10
NOTICE

10.1	Notices

All notices and other communications to a party shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by electronic communications, with confirmation sent by registered or certified mail, return receipt requested, or (iii) sent by registered or certified mail, return receipt requested. All notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by mail, on the date of mailing. Until a change of address is communicated as indicated above, all notices shall be addressed as follows:

(a)	If to Nu Star:

14418 South 40th Street Phoenix, Arizona 85044 Fax: (480) 940-4736

(b)	If to AUC:

600 17th Street
Suite 2800 South Denver, CO 80202 Fax: (508) 240-1259

With a copy to:

Clark Wilson LLP

Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, BC V6C 3H1 Fax: 604-687-6314 Attention: Nicole M. Byres

Any party may give notice in writing of any change of its address. The address provided in said notice will thereafter be deemed to be the address of the party for the giving of notice hereunder.

ARTICLE 11
MISCELLANEOUS

11.1	Governing Law

The interpretation of this Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The laws of the United States of America and the State of Arizona will apply to any matter regarding the Mineral Claims. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

11.2	Arbitration

Should there be a disagreement or a dispute between the parties with respect to the interpretation of this Agreement, or for any other dispute arising from this Agreement the same will first be referred to a mediator to assist the parties reach a resolution. In the event the parties are unable to reach a mediated settlement, the dispute will be settled by a single arbitrator pursuant to the Commercial Arbitration Act (British Columbia), and the determination of such arbitrator will be final and binding upon the parties hereto. This paragraph 11.2 will be deemed to be a submission to arbitration in accordance with the

Commercial Arbitration Act.

11.3	Entire Agreement

This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof including without limitation, the Letter of Intent entered into between the parties and dated July 5, 2008.

11.4	Time of Essence

Time shall be of the essence of this Agreement.

11.5	Binding

This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, heirs, administrators and legal representatives.

11.6	Counterparts

This Agreement may be executed in counterparts which may be delivered by facsimile. Each executed counterpart shall be deemed to be an original and all such counterparts when read together constitute one and the same instrument.

11.7	Third Party Beneficiaries

This Agreement is exclusively for the benefit of Nu Star, its successors and permitted assigns, with respect to the obligations of AUC under this Agreement, and for the benefit of AUC, its successors and permitted assigns, with respect to the obligations of Nu Star, under this Agreement, and this Agreement shall not be deemed to confer upon or given to any other third party any remedy, claim, liability, reimbursement or other right

11.8	Force Majeure

(a)

Notwithstanding anything herein contained to the contrary, if any party is prevented from or delayed in performing any obligation under this Agreement, and such failure is occasioned by any cause beyond its reasonable control, excluding only lack of finances, then the time for the observance of the condition or performance of the obligation in question will be extended for a period equivalent to the total period the cause of the prevention or delay persists or remains in effect regardless of the length of such total period.

(b)

Any party hereto claiming suspension of its obligations as aforesaid will promptly notify the other party to that effect and will take all reasonable steps to remove or remedy the cause and effect of the force majeure described in the said notice insofar as it is reasonably able so to do and as soon as possible; provided that the terms of settlement of any labour disturbance or dispute, strike or lockout will be wholly in the discretion of the party claiming suspension of its obligations by reason thereof, and that party will not be required to accede to the demands of its opponents in any such labour disturbance or dispute, strike, or lockout solely to remedy or remove the force majeure thereby constituted. The party claiming suspension of its obligations will promptly notify the other party when the cause of the force majeure has been removed.

(c)

The extension of time for the observance of conditions or performance of obligations as a result of force majeure will not relieve the parties their obligations to keep the Properties in good standing pursuant to this Agreement.

11.9	Specific Performance

The parties acknowledge that any breach of the terms of this Agreement by any party would give rise to irreparable harm to other parties for which money damages would not be an adequate remedy and accordingly the parties agree that, in addition to any other remedies permitted under this Agreement, any party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy.

11.10	Perpetuities

The parties do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule. If any right or option to acquire any interest in any real properties exists in this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules. If, however, any such violation should inadvertently occur, the parties hereby agree that an arbitrator shall reform that provision in such a way as to approximate most closely the intent of the parties within the limits permissible under such rules.

11.11	Survival

The obligation of AUC to pay all amounts due or that become due to Nu Star hereunder along with the obligations of the parties under Sections 4.1(c), 6.1(b), 6.1(c), 6.5(b), 7.3, and 8.3, shall survive termination of this Agreement for any reason. For greater certainty, unless otherwise expressly indicated, no other provisions of this Agreement shall survive termination.

11.12	Public Disclosure

The parties agree that neither party will make any press or public releases of information regarding the Properties or this Agreement, without first obtaining the approval of the other party. Notwithstanding the above, Nu Star hereby consents to the filing by AUC of this Agreement as a public document and the identification of Nu Star in news releases and other continuous disclosure documents as part of AUC’s public disclosure filings under the laws of Colorado and the United States and the policies of any stock exchange or quotation system upon which AUC may be listed or quoted at the time.

11.13	Further Assurance

At the request of either party, the parties shall take such reasonable actions, and execute and deliver any further instruments, agreements, documents or other papers reasonably requested by either party to effect the purposes of this Agreement and the transactions contemplated hereby, including without limitation, revision of schedules consistent with the legal description of the Properties (including any amended or relocated mining claims or subsequently issued leases).

11.14	Amendment and Waiver

	(a)	No amendment or modification to this Agreement shall be effective unless be in writing and signed by both parties.

(b)

No waiver by a party of any breach by the other party of any provision of this Agreement shall be deemed a waiver of any preceding or succeeding breach of the same or any other provisions hereof. No such waiver shall be effective unless in writing and then only to the extent expressly set forth in writing.

11.15	Section Headings, and Construction

(a)

The section headings herein are for reference only and have no legal significance. Defined terms include the plural or derivatives of such terms. Unless otherwise expressly provided herein, references to Sections and exhibits, schedules, or appendices refer to those of this Agreement, and references to subsections refer to those within the Section or subsection where the reference appears.

	(b)	Provisions pertaining to requiring a party’s consent mean obtaining such consent in advance and in writing.

11.16	Severability

If any provision hereof is held to be invalid or unenforceable in whole or in part in any relevant jurisdiction, such provision, only to the extent invalid or unenforceable, shall be severable from this Agreement, and the other provisions of this Agreement (along with the provision at issue, to the extent that it would be valid and enforceable, and such provision shall be deemed to be so reformed) shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed to carry out the purpose and intent of this Agreement. The invalidity or unenforceability, in whole or in part, of any provision of this Agreement in any relevant jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, nor shall the invalidity or unenforceability of any provision of this Agreement with respect to any person or entity affect the validity or enforceability of such provision with respect to any other person or entity.

11.17	No Partnership

Nothing herein shall be deemed to: (i) constitute either party the partner, venturer, agent, or legal representative of the other, or (ii) create any fiduciary relationship between the parties. The parties do not intend to create, and this Agreement shall not be construed to create, any mining, commercial or other partnership or joint venture. Neither party shall act for or assume any obligation or responsibility on behalf of the other party, unless and as otherwise expressly provided herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the Effective Date.

NU STAR EXPLORATION, LLC

Per:	/s/ T.C. Howard
Authorized Signatory

AMERICAN URANIUM CORPORATION

Per:	/s/ Robert A. Rich
Authorized Signatory

SCHEDULE "A"
LEASE AND OPTION AGREEMENT

Properties and Mineral Claims

[Note: Preliminary due diligence indicates that there may be problems with 7 claims. These claims are identified below with an asterisk.]

ROCK CLAIM GROUP (105)

Rock Claim	AMC
Group	Number	Book		Page
Rock 81	386740	B7024	P	750
Rock 83	386741	B7024	P	753
Rock 85	386742	B7024	P	756
Rock 87	386743	B7024	P	759
Rock 89	386744	B7024	P	762
Rock 91	386745	B7024	P	765
Rock 93	386742	B7024	P	768
Rock 95	386747	B7024	P	771
Rock 97	386748	B7024	P	774
Rock 99	386749	B7024	P	777
Rock 101	386750	B7024	P	780
Rock 103	386751	B7024	P	783
Rock 105	386752	B7024	P	786
Rock 106	386753	B7024	P	789
Rock 107	386754	B7024	P	792
Rock 108	386755	B7024	P	795
Rock 109	386756	B7024	P	798
Rock 110	386757	B7024	P	801
Rock 111	386758	B7024	P	804
Rock 112	386759	B7024	P	807
Rock 113	386760	B7024	P	810
Rock 114	386761	B7024	P	813
Rock 115	386762	B7024	P	816
Rock 116	386763	B7024	P	819
Rock 117	386764	B7024	P	822
Rock 118	386765	B7024	P	825
Rock 119	386766	B7024	P	828
Rock 120	386767	B7024	P	831
Rock 121	386768	B7024	P	834
Rock 122	386769	B7024	P	837
Rock 123	386770	B7024	P	840
Rock 124	386771	B7024	P	843
Rock 125	386772	B7024	P	846
Rock 126	386773	B7024	P	849
Rock 127	386774	B7024	P	852
Rock 128	386775	B7024	P	855

2

Rock Claim	AMC
Group	Number	Book		Page
Rock 129	386776	B7024	P	858
Rock 130	386777	B7024	P	861
Rock 131	386778	B7024	P	864
Rock 132	386779	B7024	P	867
Rock 133	386780	B7024	P	870
Rock 134	386781	B7024	P	873
Rock 135	386782	B7024	P	876
Rock 136	386783	B7024	P	879
Rock 137	386784	B7024	P	882
Rock 138	386785	B7024	P	885
Rock 139	386786	B7024	P	888
Rock 140	386787	B7024	P	891
Rock 141	386788	B7024	P	894
Rock 142	386789	B7024	P	897
Rock 143	386790	B7024	P	900
Rock 144	386791	B7024	P	903
Rock 145	386792	B7024	P	906
Rock 146	386793	B7024	P	909
Rock 147	386794	B7024	P	912
Rock 148	386795	B7024	P	915
Rock 149	386796	B7024	P	918
Rock 150	386797	B7024	P	921
Rock 151	386798	B7024	P	924
Rock 152	386799	B7024	P	927
Rock 153	386800	B7024	P	930
Rock 154	386801	B7024	P	933
Rock 155	386802	B7024	P	936
Rock 156	386803	B7024	P	939
Rock 157	386804	B7024	P	942
Rock 158	386805	B7024	P	945
Rock 159	386806	B7024	P	948
Rock 160	386807	B7024	P	951
Rock 161	386808	B7024	P	954
Rock 162	386809	B7024	P	957
Rock 163	386810	B7024	P	960
Rock 164	386811	B7024	P	963
Rock 165	386812	B7024	P	966
Rock 166	386813	B7024	P	969
Rock 167	386814	B7024	P	972
Rock 168	386815	B7024	P	975
Rock 169	386816	B7024	P	978
Rock 170	386817	B7024	P	981
Rock 171	386818	B7024	P	984
Rock 172	386819	B7024	P	987
Rock 173	386820	B7024	P	990
Rock 174	386821	B7024	P	993

3

Rock Claim	AMC
Group	Number	Book		Page
Rock 175	386822	B7024	P	996
Rock 176	386823	B7024	P	999
Rock 177 *	386824	B7025	P	1
Rock 178	386825	B7025	P	4
Rock 179	386826	B7025	P	7
Rock 180	386827	B7025	P	10
Rock 181	386828	B7025	P	13
Rock 182	386829	B7025	P	16
Rock 183	386830	B7025	P	19
Rock 184	386831	B7025	P	22
Rock 185	386832	B7025	P	25
Rock 186	386833	B7025	P	28
Rock 187	386834	B7025	P	31
Rock 188	386835	B7025	P	34
Rock 189	386836	B7025	P	37
Rock 190	386837	B7025	P	40
Rock 191	386838	B7025	P	43
Rock 192	386839	B7025	P	46
Rock 193	386840	B7025	P	49
Rock 194	386841	B7025	P	52
Rock 195	386842	B7025	P	55
Rock 196	386843	B7025	P	58
Rock 197	386844	B7025	P	61

2.      BIG CLAIM GROUP (169)

Big Claim
Group	AMC Number	Book		Page
Big 1	393063	B7225	P	741
Big 2	393064	B7225	P	744
Big 3	393065	B7225	P	747
Big 4	393066	B7225	P	750
Big 5	393067	B7225	P	753
Big 6	393068	B7225	P	756
Big 7	393069	B7225	P	759
Big 8	393070	B7225	P	762
Big 9	393071	B7225	P	765
Big 10	393072	B7225	P	768
Big 11	393073	B7225	P	771
Big 12	393074	B7225	P	774
Big 13	393075	B7225	P	777
Big 14	393076	B7225	P	780
Big 15	393077	B7225	P	783
Big 16	393078	B7225	P	786
Big 17	393079	B7225	P	789
Big 18	393080	B7225	P	792

4

Big Claim
Group	AMC Number	Book		Page
Big 19	393081	B7225	P	795
Big 20	393082	B7225	P	798
Big 21	393083	B7225	P	801
Big 22	393084	B7225	P	804
Big 23	393085	B7225	P	807
Big 24	393086	B7225	P	810
Big 25	393087	B7225	P	813
Big 26	393088	B7225	P	816
Big 27	393089	B7225	P	819
Big 28	393090	B7225	P	822
Big 29	393091	B7225	P	825
Big 30	393092	B7225	P	828
Big 31	393093	B7225	P	831
Big 32	393094	B7225	P	834
Big 38	393100	B7225	P	852
Big 39	393101	B7225	P	855
Big 40	393102	B7225	P	858
Big 41	393103	B7225	P	861
Big 42	393104	B7225	P	864
Big 43	393105	B7225	P	867
Big 44	393106	B7225	P	870
Big 45	393107	B7225	P	873
Big 46	393108	B7225	P	876
Big 47	393109	B7225	P	879
Big 48	393110	B7225	P	882
Big 49	393111	B7225	P	885
Big 50	393112	B7225	P	888
Big 51	393113	B7225	P	891
Big 52	393114	B7225	P	894
Big 53	393115	B7225	P	897
Big 54	393116	B7225	P	900
Big 55	393117	B7225	P	903
Big 56	393118	B7225	P	906
Big 57	393119	B7225	P	909
Big 58	393120	B7225	P	912
Big 59	393121	B7225	P	915
Big 60	393122	B7225	P	918
Big 61	393123	B7225	P	921
Big 62	393124	B7225	P	924
Big 63	393125	B7225	P	927
Big 64	393126	B7225	P	930
Big 65	393127	B7225	P	933
Big 66	393128	B7225	P	936
Big 67	393129	B7225	P	939
Big 68	393130	B7225	P	942
Big 69	393131	B7225	P	945

5

Big Claim
Group	AMC Number	Book		Page
Big 70	393132	B7225	P	948
Big 71	393133	B7225	P	951
Big 72	393134	B7225	P	954
Big 73	393135	B7225	P	957
Big 74	393136	B7225	P	960
Big 75	393137	B7225	P	963
Big 76	393138	B7225	P	966
Big 77	393139	B7225	P	969
Big 78	393140	B7225	P	972
Big 79	393141	B7225	P	975
Big 80	393142	B7225	P	978
Big 81	393143	B7225	P	981
Big 82	393144	B7225	P	984
Big 83	393145	B7225	P	987
Big 84	393146	B7225	P	990
Big 85	393147	B7225	P	993
Big 86	393148	B7225	P	996
Big 87	393149	B7225	P	999
Big 88	393150	B7226	P	1
Big 89	393151	B7226	P	4
Big 90	393152	B7226	P	7
Big 91	393153	B7226	P	10
Big 92	393154	B7226	P	13
Big 93	393155	B7226	P	16
Big 94	393156	B7226	P	19
Big 95	393157	B7226	P	22
Big 96	393158	B7226	P	25
Big 97	393159	B7226	P	28
Big 98	393160	B7226	P	31
Big 99	393161	B7226	P	34
Big 100	393162	B7226	P	37
Big 101	393163	B7226	P	40
Big 102	393164	B7226	P	43
Big 103	393165	B7226	P	46
Big 104	393166	B7226	P	49
Big 105	393167	B7226	P	52
Big 106	393168	B7226	P	55
Big 107	393169	B7226	P	58
Big 108	393170	B7226	P	61
Big 109	393171	B7226	P	64
Big 110	393172	B7226	P	67
Big 111	393173	B7226	P	70
Big 112	393174	B7226	P	73
Big 113	393175	B7226	P	76
Big 114	393176	B7226	P	79
Big 115	393177	B7226	P	82

6

Big Claim
Group	AMC Number	Book		Page
Big 116	393178	B7226	P	85
Big 117	393179	B7226	P	88
Big 118	393180	B7226	P	91
Big 119	393181	B7226	P	94
Big 120	393182	B7226	P	97
Big 121	393183	B7226	P	100
Big 122	393184	B7226	P	103
Big 123	393185	B7226	P	106
Big 124	393186	B7226	P	109
Big 125	393187	B7226	P	112
Big 126	393188	B7226	P	115
Big 127	393189	B7226	P	118
Big 128	393190	B7226	P	121
Big 129	393191	B7226	P	124
Big 130	393192	B7226	P	127
Big 131	393193	B7226	P	130
Big 132	393194	B7226	P	133
Big 133	393195	B7226	P	136
Big 134	393196	B7226	P	139
Big 135	393197	B7226	P	142
Big 136	393198	B7226	P	145
Big 137	393199	B7226	P	148
Big 138	393200	B7226	P	151
Big 139	393201	B7226	P	154
Big 140	393202	B7226	P	157
Big 141	393203	B7226	P	160
Big 142	393204	B7226	P	163
Big 143	393205	B7226	P	166
Big 144	393206	B7226	P	169
Big 145	393207	B7226	P	172
Big 146	393208	B7226	P	175
Big 147	393209	B7226	P	178
Big 148	393210	B7226	P	181
Big 149	393211	B7226	P	184
Big 150	393212	B7226	P	187
Big 151	393213	B7226	P	190
Big 152	393214	B7226	P	193
Big 153	393215	B7226	P	196
Big 154	393216	B7226	P	199
Big 155	393217	B7226	P	202
Big 156	393218	B7226	P	205
Big 157	393219	B7226	P	208
Big 158	393220	B7226	P	211
Big 159	393221	B7226	P	214
Big 160	393222	B7226	P	217
Big 161	393223	B7226	P	220

7

Big Claim
Group	AMC Number	Book		Page
Big 162	393224	B7226	P	223
Big 163	393225	B7226	P	226
Big 164	393226	B7226	P	229
Big 165	393227	B7226	P	232
Big 166	393228	B7226	P	235
Big 167	393229	B7226	P	238
Big 168	393230	B7226	P	241
Big 169	393231	B7226	P	244
Big 170	393232	B7226	P	247
Big 171	393233	B7226	P	250
Big 172	393234	B7226	P	253
Big 173	393235	B7226	P	256
Big 174	393236	B7226	P	259

3.      CANDY CLAIM GROUP (124)

Candy
Claim Group		AMC Number	Book		Page
Candy	1	393237	B7226	P	262
Candy	2	393238	B7226	P	265
Candy	3	393239	B7226	P	268
Candy	4	393240	B7226	P	271
Candy	5	393241	B7226	P	274
Candy	6	393242	B7226	P	277
Candy	7	393243	B7226	P	280
Candy	8	393244	B7226	P	283
Candy	9	393245	B7226	P	286
Candy	10	393246	B7226	P	289
Candy	11	393247	B7226	P	292
Candy	12	393248	B7226	P	295
Candy	13	393249	B7226	P	298
Candy	14	393250	B7226	P	301
Candy	15	393251	B7226	P	304
Candy	16	393252	B7226	P	307
Candy	17	393253	B7226	P	310
Candy	18	393254	B7226	P	313
Candy	19	393255	B7226	P	316
Candy	20	393256	B7226	P	319
Candy	21	393257	B7226	P	322
Candy	22	393258	B7226	P	325
Candy	23	393259	B7226	P	328
Candy	24	393260	B7226	P	331
Candy	25	393261	B7226	P	334
Candy	26	393262	B7226	P	337
Candy	27	393263	B7226	P	340
Candy	28	393264	B7226	P	343

8

Candy
Claim Group		AMC Number	Book		Page
Candy	29	393265	B7226	P	346
Candy	30	393266	B7226	P	349
Candy	31	393267	B7226	P	352
Candy	32 *	393268	B7226	P	355
Candy	33	393269	B7226	P	358
Candy	34 *	393270	B7226	P	361
Candy	35 *	393271	B7226	P	364
Candy	36 *	393272	B7226	P	367
Candy	37	393273	B7226	P	370
Candy	38	393274	B7226	P	373
Candy	39	393275	B7226	P	376
Candy	40	393276	B7226	P	379
Candy	41	393277	B7226	P	382
Candy	42	393278	B7226	P	385
Candy	43	393279	B7226	P	388
Candy	44	393280	B7226	P	391
Candy	45	393281	B7226	P	394
Candy	46	393282	B7226	P	397
Candy	47	393283	B7226	P	400
Candy	48	393284	B7226	P	403
Candy	49	393285	B7226	P	406
Candy	50	393286	B7226	P	409
Candy	51	393287	B7226	P	412
Candy	52	393288	B7226	P	415
Candy	53	393289	B7226	P	418
Candy	54	393290	B7226	P	421
Candy	55	393291	B7226	P	424
Candy	56	393292	B7226	P	427
Candy	57	393293	B7226	P	430
Candy	58	393294	B7226	P	433
Candy	59	393295	B7226	P	436
Candy	60	393296	B7226	P	439
Candy	61	393297	B7226	P	442
Candy	62	393298	B7226	P	445
Candy	63	393299	B7226	P	448
Candy	64	393300	B7226	P	451
Candy	65	393301	B7226	P	454
Candy	66	393302	B7226	P	457
Candy	67	393303	B7226	P	460
Candy	68	393304	B7226	P	463
Candy	69	393305	B7226	P	466
Candy	70	393306	B7226	P	469
Candy	71	393307	B7226	P	472
Candy	72	393308	B7226	P	475
Candy	73	393309	B7226	P	478
Candy	74	393310	B7226	P	481

9

Candy
Claim Group		AMC Number	Book		Page
Candy	75	393311	B7226	P	484
Candy	76	393312	B7226	P	487
Candy	77	393313	B7226	P	490
Candy	78	393314	B7226	P	493
Candy	79	393315	B7226	P	496
Candy	80	393316	B7226	P	499
Candy	81	393317	B7226	P	502
Candy	82	393318	B7226	P	505
Candy	83	393319	B7226	P	508
Candy	84	393320	B7226	P	511
Candy	85	393321	B7226	P	514
Candy	86	393322	B7226	P	517
Candy	87	393323	B7226	P	520
Candy	88	393324	B7226	P	523
Candy	89	393325	B7226	P	526
Candy	90	393326	B7226	P	529
Candy	91	393327	B7226	P	532
Candy	92	393328	B7226	P	535
Candy	93	393329	B7226	P	538
Candy	94	393330	B7226	P	541
Candy	95	393331	B7226	P	544
Candy	96	393332	B7226	P	547
Candy	97	393333	B7226	P	550
Candy	98	393334	B7226	P	553
Candy	99	393335	B7226	P	556
Candy	100	393336	B7226	P	559
Candy	101	393337	B7226	P	562
Candy	102	393338	B7226	P	565
Candy	103	393339	B7226	P	568
Candy	104	393340	B7226	P	571
Candy	105	393341	B7226	P	574
Candy	106	393342	B7226	P	577
Candy	107	393343	B7226	P	580
Candy	108	393344	B7226	P	583
Candy	109	393345	B7226	P	586
Candy	110	393346	B7226	P	589
Candy	111	393347	B7226	P	592
Candy	112	393348	B7226	P	595
Candy	113	393349	B7226	P	598
Candy	114	393350	B7226	P	601
Candy	115	393351	B7226	P	604
Candy	116	393352	B7226	P	607
Candy	117	393353	B7226	P	610
Candy	118	393354	B7226	P	613
Candy	119	393355	B7226	P	616
Candy	120	393356	B7226	P	619

10

Candy
Claim Group		AMC Number	Book		Page
Candy	121	393357	B7226	P	622
Candy	122	393358	B7226	P	625
Candy	123	393359	B7226	P	628
Candy	124	393360	B7226	P	631

4.      RUSH CLAIM GROUP (39)

Rush Claim
Group		AMC Number	Book		Page
Rush	1	372463	B6344	P	857
Rush	2	372464	B6344	P	860
Rush	3	372465	B6344	P	863
Rush	4	372466	B6344	P	866
Rush	5	372467	B6344	P	869
Rush	6	372468	B6344	P	872
Rush	7	372469	B6344	P	875
Rush	8	372470	B6344	P	878
Rush	9	372471	B6344	P	881
Rush	10	372472	B6344	P	884
Rush	11	372473	B6344	P	887
Rush	12	372474	B6344	P	890
Rush	13	372475	B6344	P	893
Rush	14	372476	B6344	P	896
Rush	15	372477	B6344	P	899
Rush	16	372478	B6344	P	902
Rush	17	372479	B6344	P	905
Rush	18	372480	B6344	P	908
Rush	19	372481	B6344	P	911
Rush	20 *	372482	B6344	P	914
Rush	21 *	372483	B6344	P	917
Rush	22	372484	B6344	P	920
Rush	23	372485	B6344	P	923
Rush	24	372486	B6344	P	926
Rush	25	372487	B6344	P	929
Rush	26	372488	B6344	P	932
Rush	27	372489	B6344	P	935
Rush	28	372490	B6344	P	938
Rush	29	372491	B6344	P	941
Rush	30	372492	B6344	P	944
Rush	31	372493	B6344	P	947
Rush	32	372494	B6344	P	950
Rush	33	372495	B6344	P	953
Rush	34	372496	B6344	P	956
Rush	35	372497	B6344	P	959
Rush	36	372498	B6344	P	962
Rush	37	372499	B6344	P	965

11

Rush Claim
Group	AMC Number	Book	Page
Rush 40	372500	B6344	P 968
Rush 41	372501	B6344	P 971

5.      WIT CLAIMS (12) FILED IN COCONOCO COUNTY, ARIZONA

		AMC Number	File Number
Wit	1	383057	3432324
Wit	2	383058	3432325
Wit	3	383059	3432326
Wit	4	383060	3432327
Wit	5	383061	3432328
Wit	6	383062	3432329
Wit	7	383063	3432330
Wit	8	383064	3432331
Wit	9	383065	3432332
Wit	10	383066	3432333
Wit	11	383067	3432334
Wit	12	383068	3432335

*Mineral claims marked with an asterisk may have material defects which affect the ability of Nu Star to lease them and/or, provide an option to AUC. If within 45 days after the Effective Date, Nu Star is not able to cure the defect to AUC’s satisfaction, then the consideration referred to in Section 2.3(a) and the Renewal Consideration referred to in Section 2.3(b) will be reduced in proportion to the number of claims dropped.

SCHEDULE “B”
LEASE AND OPTION AGREEMENT

NET SMELTER RETURNS ROYALTY

1.	OBLIGATION

(a)

If Nu Star becomes entitled to a royalty pursuant to Section 2.4(e) of the Agreement, AUC shall calculate, as at the end of each quarter within each fiscal year used by AUC (“Fiscal Year”) subsequent to the date Commercial Production begins.

(b)

AUC shall within 45 days of the end of each quarter of each Fiscal Year, as and when any Net Smelter Returns are available for distribution, severally pay or cause to be paid to each Royalty Party 4% of the Net Smelter Returns to which Nu Star is entitled under Section 2.4(e) of the Agreement.

(c)

Nothing contained in the Agreement or this Schedule “B” shall be construed as conferring on Nu Star any right or interest in any of the Properties that AUC has purchased pursuant to this Agreement (“Purchased Properties”) except the right to receive royalty payments from AUC as and when due.

	(d)	AUC agrees that on the request of Nu Star they will execute and deliver such documents as may be necessary to permit that Royalty Party to record its interest against the Purchased Properties.

2.	NET SMELTER RETURNS

(a)

"Net Smelter Returns" means the net amount of money received by a Participant for its own account from the sale of minerals or concentrates extracted and derived from the ore mined from the Purchased Properties (“Mineral Production”) to a mill, smelter or other ore buyer after deduction of all Permissible Deductions.

	(b)	“Permissible Deductions” means the aggregate (to the extent not previously deducted or accrued) that is paid or accrued in each monthly period relating to the Mineral Production as follows:

		(i)	weighing, sampling, assaying and representation costs, and metal losses;

		(ii)	processor, refinery or smelter charges;

		(iii)	ore treatment charges, penalties, and any and all charges made by the purchaser of the Mineral Production;

		(iv)	any and all shipping, handling, forwarding and insurance costs which may be incurred in connection with the transportation of the Mineral Production;

(v)	all umpire charges which the purchaser may be required to pay; and

(vi)	government imposed production, royalties and ad valorem taxes (excluding taxes on income).

Where a cost or expense otherwise constituting a Permissible Deduction is incurred in a transaction with a party not dealing at arm’s length (as that term is defined in the Income Tax Act (Canada), such costs or expenses may be deducted, but only as to the lesser of the actual cost incurred or the fair market value thereof considering the time of such transaction and under all the circumstances thereof.

3.	PAYMENTS AND AUDITED STATEMENTS

(a)

Payment of Net Smelter Returns by AUC to Nu Star shall be made quarterly within 45 days after the end of each quarter of each Fiscal Year, and shall be accompanied with unaudited financial statements pertaining to the operations carried out on the Purchased Properties.

(b)

Within 90 days after the end of the Fiscal Year, the records relating to the calculation of the Net Smelter Returns royalty shall be audited by AUC’s external independent auditor and any resulting adjustments in the payment of Net Smelter Returns payable to Nu Star shall be made as follows:

		(i)	if amounts are owed to Nu Star, the payment will be made forthwith together with interest at the Prime Rate plus 2%, and

		(ii)	if Nu Star has been over paid, such overpayment will be deducted from subsequent Net Smelter Returns royalty payments to Nu Star.

	(c)	The information contained in the audited statements referred to in (b) above, will include detailed information relating to:

		(i)	the quantity of Mineral Production and sale of Mineral Production for that Fiscal Year;

		(ii)	the Permissible Deductions, including Permissible Deductions carried over from previous years if in excess of the gross sales price(s) obtained for the Mineral Production in such previous years;

		(iii)	gross sales price(s) obtained for the Mineral Production; and

		(iv)	the calculation of the royalty payable to Nu Star.

(d)

Each annual audited statements shall be final and not subject to adjustment unless Nu Star delivers to AUC written exceptions in reasonable detail within 90 days after Nu Star receives such statements. Nu Star, or its representative duly authorized in writing, at its expense, shall have the right to audit the books and records of AUC related to Net Smelter Returns to determine the accuracy of the audited statements, but shall not have access to any other books and records of AUC. The audit shall be conducted by a chartered or certified public accountant.

Nu Star’s auditor shall have the right to conditional access to its books and records of AUC on execution of a written agreement by the auditor that all information will be held in confidence and used solely for purposes of audit and resolution of any disputes related to the report. A copy of Nu Star’s report shall be delivered to AUC upon completion, and any discrepancy between the amount actually paid by AUC and the amount which should have been paid according to Nu Star's report shall be paid forthwith, one party to the other. In the event that the said discrepancy is to the detriment of Nu Star and exceeds 5% of the amount actually paid by AUC, then AUC shall pay the entire cost of the audit.

(e)

Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by arbitration under the Commercial Arbitration Act (British Columbia) in accordance with Section 11.2.

(f)

No error in accounting or in interpretation of the Agreement shall be the basis for a claim of breach of fiduciary duty, or the like, or give rise to a claim for exemplary or punitive damages or for termination or rescission of the Agreement or the estate and rights acquired and held by AUC under the terms of the Agreement.

SCHEDULE “C”
LEASE AND OPTION AGREEMENT

NONE OF THE SECURITIES TO WHICH THIS PRIVATE LEASE AND OPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PROSPECTIVE INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by each individual or entity who is a U.S. person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “Securities Act”)) and has indicated an interest in acquiring Shares of AUC. The purpose of this Questionnaire is to assure AUC that each of the Undersigned will meet the standards imposed by the Securities Act and the appropriate exemptions of applicable state securities laws. AUC will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the Securities Act. This Questionnaire is not an offer of the Shares or any other securities of AUC in any state other than those specifically authorized by AUC.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each of the Undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as AUC deems appropriate to establish the availability, under the Securities Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

Please Note: It is important that the Prospective Investor complete both sections of the questionnaire.

ACCREDITED INVESTOR QUESTIONNAIRE
(U.S. Securities Laws)

The Undersigned covenants, represents and warrants to AUC that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the Securities Act, as indicated below: (Please initial in the space beside each category, if any, of an “Accredited Investor” which the Undersigned satisfies.)

______	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

______	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000.

______	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______	Category 4

A “bank” as defined under Section (3)(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

______	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

______	Category 6	A director or executive officer of AUC.

______	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

______	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the Undersigned, if claiming to satisfy one of the above categories of Accredited Investor, may be required to supply AUC with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Undersigned’s status as an Accredited Investor.

If the Undersigned is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, please state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of said entity:

SOPHISTICATED INVESTOR QUESTIONNAIRE

(Please initial in the space provide to the left of the statement below if the Undersigned satisfies the description therein.)

1.

_______ The Undersigned covenants, represents and warrants to AUC that it is a “Sophisticated Investor,” as defined by Regulation D promulgated under the Securities Act, as the Undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Undersigned's purchase of the securities;

The Undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and the Undersigned will notify AUC promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Undersigned represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the Undersigned has executed this Questionnaire as of [insert date] _____________________.

If a Corporation, Partnership or Other	If an Individual:
Entity:

Signature and Title of Authorized	Signature*
Signatory*

Print Name of Entity*	Print Name*

Type of Entity*	Social Security Number or other
Government I.D. Number*

Tax or other Government I.D. Number*	E-mail address*

E-mail address*	Telephone Number and Fax Number*

Telephone Number and Fax Number*
*Field is mandatory.